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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 04, 2001 (Date of earliest event reported)

D E E R E & C O M P A N Y
(Exact name of registrant as specified in charter)

DELAWARE (State or other jurisdiction of incorporation)

1-4121 (Commission File Number)

36-2382580 (IRS Employer Identification No.)

One John Deere Place Moline, Illinois 61265 (Address of principal executive offices and zip code)

(309)765-8000 (Registrant's telephone number, including area code)

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(Former name or former address, if changed since last report.)

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Item 9.	Regulation FD Disclosure

Deere & Company One John Deere Place Moline, IL 61265 USA Phone: 309-765-8000 www.JohnDeere.com

DEERE TO RELEASE MONTHLY RETAIL-SALES COMMENT

     MOLINE, IL -- Deere & Company today announced that it plans to release commentary on November retail sales next week. The company's remarks will be posted on the Deere web site after the monthly announcement of industry sales by the Equipment Manufacturers Institute. The EMI report is normally made public on or shortly after the tenth day of the month.

Deere's statement will provide comment about the EMI data and other information concerning company retail sales of farm machinery, construction equipment and commercial and consumer equipment.

     The company's comments may be accessed on the Internet at www.deere.com and will be available for several days. Other information regarding developments at Deere may also be posted on the company web site from time to time.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEERE & COMPANY

	By:	/s/ MICHAEL A. HARRING Michael A. Harring Secretary

Dated: December 04, 2001